Property and Equipment, Net	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Property and Equipment, Net

Property and Equipment, Net

Property and equipment consisted of the following:

	At December 31,
	2020	2019
	(in thousands)
Leasehold improvements	$276	$247
Furniture and equipment	1,077	391

Total cost of property and equipment	1,353	638
Less: accumulated depreciation	(152)	(339)

Total property and equipment, net	$1,201	$299

Total depreciation expense was $0.3 million, $0.1 million and $0.1 million for the years ended December 31, 2020, 2019 and 2018, respectively, and is recognized within general and administrative expenses within the consolidated statements of operations and comprehensive income.